UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2006

SECURITY BANK CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-23261	58-2107916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of principal executive offices)

Registrant’s telephone number, including area code: (478) 722-6200

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 10, 2006, Security Bank Corporation (“SBKC”) completed its previously announced acquisition of Neighbors Bancshares, Inc. (“Neighbors”) and its wholly owned banking subsidiary, Neighbors Bank. In connection with the merger, SBKC paid $1,819,000 in cash and issued 1,233,404 shares of its common stock to the shareholders of Neighbors. Based on the closing price of SBKC’s common stock on April 10, 2006, the total value of the consideration paid by SBKC to the Neighbors’ shareholders in connection with the merger was $32,271,745. For accounting purposes, the merger will be deemed effective as of March 31, 2006.

A copy of SBKC’s press release announcing the closing of the acquisition of Neighbors is furnished with this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(9)    Exhibits

99.1	Press release announcing the closing of the Neighbors Bancshares, Inc. acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: April 11, 2006	By:	/s/ H. Averett Walker
	Name:	H. Averett Walker
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release announcing the closing of the Neighbors Bancshares, Inc. acquisition.